TECHNOLOGICAL ADVANCES


CPU
Rate GYRO
Shaft seal
assembly
Rear
electronics
bin
Nose cone with
Scientific sensors
Electronics & Battery packs
Main hull
DVL unit
Fin
Rudder
Thruster motor
GPS, RF
antenna



CURRENT PROJECTS

"Sailfish"

- Iron Side-Wheel Steamer
- Lost in Atlantic Ocean
- Carried more than 2,000 ounces of gold in coin form – expectation that this cargo will be valuable in numismatic market
- Possible additional passenger coin and/or bullion cargo
- **Potentially worth $10 - $15 million dollars**

"Black Marlin"

- 18th Century Colonial-Era Trading Vessel in Indian Ocean
- Carried 400,000 – 700,000 ounces of silver in coin and bullion form.
- Possible additional gold and silver stores
- **Exclusive 3-year contract with 70-30% split in our favor**
- **Potentially worth $50 million**

ENDURANCE
EXPLORATION GROUP™


//NOTABLE
INDUSTRY
SUCCESSES
1985 | Nuestra Senora de Atocha (1622)
1985 | ATOCHA (1622)
DISCOVERED BY MEL FISHER
ESTIMATED VALUE: $450 MILLION
Google earth
0:25 / 1:49


//NOTABLE
INDUSTRY
SUCCESSES
1995 | I-52 (1944)
1995 | I-52 (1944)
SANK WITH WITH NEARLY 3 TONS OF GOLD
ESTIMATED VALUE: $90 MILLION
Google earth
0:55 / 1:49

COMPONENTS OF SUCCESS: MONETIZATION




1748MO M MEXICO 2R
EL CAZADOR
GENUINE
NGC SHIPWRECK CERTIFICATION
NGC
The Coins That Changed the World


NE Corner 40°25'N, 69°47'W
Sinking Witnessed 40°15N, 70°00W
SE Corner 40°10'N, 69°47'W
SW Corner 40°10'N, 70°27'W
Data SIO, NOAA, U.S. Navy, NGA, GEBCO
00:11
Image Landsat
Google earth


Data SIO, NOAA, U.S. Navy, NGA, GEBCO
00:33
Google earth

COMPONENTS OF SUCCESS: SEARCH



Mid-Resolution Sonar Image of World War II-Era Shipwreck

Image Captured September 3, 2013 During "Sailfish" Project Search Operations

COMPONENTS OF SUCCESS: RESEARCH

PROCESS & PROJECT SELECTION



Treasure Wrecks
Raw Lists
Refined Lists
Active Projects


//GLOBAL SHIPWRECKS DATABASE
1814 General Wellesley
1622 San Agustin
1639 La Viga
1857 Central America
1815 Empecinada
1589 Santa Catalina
1589 Jesus Maria
1750 Guadalupe
1784 El Cazador
1859 Heidelberg
1564 Santa Clara
1656 Nuestra Senora de la Maravillas
1554 Santa Maria de Camino
1628 Lucaya
1623 Espiritu Santo
1555 Santa Maria del Camino
1586 San Juan
1554 Santa Maria de Yciar
1695 Winchester
1600 Diego Rodriguez
1733 Rodrigo de Torres
1622 Tortugas Wreck
1635 Nuestra Senora de la Anunciada
1556 La Concepcion
1905 Nuevo Mortera
1510 Francisco Pizarro
1563 San Salvador
1581 Antonio Manrique
1563 San Juan Bautista
1564 Santa Catalina
1705 Barbadoes
1647 Santiago
1614 Cape Catoche
1492 Santa Maria
1653 Prince Mauri
1822 Ligera
1854 Harve
1594 Edward
1644 Swann
1595 Nuestra Senora del Rosario
1858 Mary
1881 Emeline
1676 Jam
1568 Angel
GULF OF MEXICO
Google earth
0:07 / 0:59


//GLOBAL SHIPWRECKS DATABASE
ISLANDS OF SOUTHEAST ASIA
Google earth
0:46 / 0:59

COMPONENTS OF SUCCESS: RESEARCH


EXTRA
San Francisco Examiner
AMERICA FIRST
6 A.M. FINAL
SHIPWRECK AT GATE!
Today
FREIGHTER AGROUND OFF SUTRO BATHS WITH 42 ABOARD
Fog Beaches S. F. Vessel
COAST GUARD SHOOTING LIFE LINES
DR. TOWNSEND BACKS LANDON: REPUBLICAN
Newspaper article about *Ohioan*, Oct. 8, 1936







BOARD OF DIRECTORS



Guy Zajonc, JD

Guy Zajonc is the former President and CEO of Five by Five Media, Inc (2008-2014). He also served as Senior Manager and General Counsel to Odyssey Marine Exploration, Inc. (2003-2006). At Odyssey, he helped manage marine operations as well as found and hired the researchers that were directly responsible for the location of the *Mercedes*, HMS *Victory* and the *Gairsoppa*. His other deep-water projects include:

- Japanese Submarine *I-52*
- *RMS Titanic*
- Amelia Earhart's Final Flight
- Battleship *Bismarck*
- The "Atlantic Target"
- *SS Republic*



Errol De Montille

Errol B de Montille has considerable governmental and international experience, which he acquired during his 25 years with the South African Department of Foreign Affairs.

In his diplomatic career, Mr. de Montille represented South Africa in Malawi, Italy, Japan and the United States.

In 2001 Mr. de Montille formed his own international business consultancy company. Since then he has managed more than $1 billion in business development and structured over 100 deals for his clients.



Steven St. Amour

Steven St. Amour has been involved in the subsea industry for over twenty-eight years , has worked in virtually every aspect of the subsea industry and is recognized as an authority in the field of aviation and marine casualty investigations. He has initiated, and managed the design, engineering, build and operation of nine ROV systems including Phoenix's Remora, Medusa and XBot ROV systems. These systems routinely conducted operations worldwide for search and recovery, telecommunications, oil and gas, science and film projects.

THE ENDURANCE TEAM





Christine Zitman, Director & CFO

Ms. Zitman has served as Chief Financial Officer of the Endeavour Cooperative Partners, LLC and its subsidiaries since joining the company in March of 2006. Christine is responsible for oversight of day to day financial operations including but not limited to providing timely, accurate, and compliant financial data.

Christine Zitman is a Director & CFO of Endurance Exploration Group, Inc.

Taylor Zajonc, Research Director

Taylor Zajonc has acted Endurance Exploration Group, Inc.'s Director of Research since 2009. He previously served as a researcher for Odyssey Marine Exploration, helping designing the procedures and methodology necessary for such projects as the *SS Gairsoppa*, the *SS Mantola* and the *Nuestra Senora de la Mercedes*.

THE ENDURANCE TEAM



Micah Eldred, CEO

Mr. Eldred has served as Chief Executive Officer ("CEO") of Endeavour Cooperative Partners, LLC, and its subsidiaries, Spartan Securities Group, Ltd., Island Capital Management, LLC, and Endeavour Insurance Partners, LLC, for over ten years. Mr. Eldred holds NASD series 24, 66, and 7 securities licenses and performs retail, investment banking and new listing services functions for Spartan.

Micah Eldred is the CEO and co-founder of Endurance Exploration Group, Inc.



Carl Dilley, Director

Mr. Dilley has served as president of Island Stock Transfer, a division of Island Capital Management, LLC, from 2003 to present and acts as senior executive officer responsible for oversight of day to day operations. He is an employee of Spartan Securities Group and holds NASD series 24, 66, and 7 securities licenses and performs retail, investment banking and new listing services functions for Spartan.

Carl Dilley is a Director of Endurance Exploration Group, Inc.

OUR VISION & INTENTION

- To continue our extensive and exhaustive archival research in order to add to our list of lost ships containing valuable cargoes.
- To use state-of-the-art technology to locate and recover valuable ship cargoes in accordance with the “best practice” principals of internationally recognized archaeological standards.
- To preserve unique items of cultural heritage and to monetize the recoveries through exhibition, entertainment, adventure travel and sales of artifacts, bullion and coins.
- To create a return to our shareholders both financially and from the satisfaction of new discoveries that add to a better understanding of our history and ourselves.


SHACKLETON 1
ENDURANCE
EXPLORATION GROUP


SHACKLETON


PANAMA

ENDURANCE
EXPLORATION GROUP

This visual and oral presentation contains or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "hope", "intend", "likely", "may", "plan", "positioned", "project", "should", "strategy", "will", "would" or the negative of these terms and similar expressions as they relate to us or our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Expect as required by applicable law, including the U.S. federal security laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

ENDURANCE
EXPLORATION GROUP™

ENDURANCE
EXPLORATION GROUP

MARINE SURVEY, SEARCH & RECOVERY

*"Men wanted for hazardous journey. Small Wages.
Bitter Cold. Long months of complete darkness.
Constant danger. Safe return doubtful.
Honor and recognition in case of success."*

*Sir Ernest Shackleton, 1912 London Newspaper
Recruitment Ad, Imperial Trans-Antarctic Expedition*

ENDURANCE
EXPLORATION GROUP™

Guy Zajonc, Director
Endurance Exploration Group
15500 Roosevelt Blvd, Suite 303
Clearwater, FL 33760
727.533.5555

ENDURANCE
EXPLORATION GROUP

OTCBB: "EXPL"



Mid-Resolution Sonar Image of World War II-Era Shipwreck

Image Captured September 3, 2013 During "Sailfish" Project Search Operations

Guy Zajonc, Director
Endurance Exploration Group
15500 Roosevelt Blvd, Suite 303
St. Petersburg, FL 33760
727.533.5555

ENDURANCE
EXPLORATION GROUP™

POTENTIAL BENEFITS

Odyssey Marine Exploration

1. *SS Republic* discovered, announced and first gold and silver coins spotted and recovered in November of 2003.
2. *Nuestra Senora de las Mercedes* found, announced and 564,000 coins recovered.

From January, 2001 – December 2008, Stock Climbs 3,500%



Zoom: 1d 5d 1m 3m 6m YTD 1y 5y 10y All
Jan 05, 2001 - Dec 14, 2007 +5.47 (3646.67%)
8
6
4
2
0
2001
2002
2003
2004
2005
2006
2007



Percentage Area of World's Oceans by Depth


Less than 200 Meters
< 1000 Meters
< 2000 Meters
< 3000 Meters
< 4000 Meters
< 5000 Meters
< 6000 Meters
< 7000 Meters
7000 Meters +